SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ________

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           January 2, 2003
                                                     ---------------------------


                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-183                23-0691590
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(State or other jurisdiction          (Commission            (I.R.S. Employer
           of incorporation)             File Number)        Identification No.)


                100 Crystal A Drive, Hershey, Pennsylvania 17033
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:          (717) 534-6799
                                                     ---------------------------








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                             Exhibit Index - Page 3


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                      INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On January 2, 2003, Hershey Foods Corporation (the "Company") announced that J. Robert Hillier resigned from the Company's Board of Directors effective December 31, 2002. A copy of the Company's press release announcing Mr. Hillier's resignation is furnished herewith as Exhibit 99.









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   January 2, 2003


                            HERSHEY FOODS CORPORATION



                           By   /s/ Frank Cerminara
                               ------------------------------------------------
                                 Frank Cerminara
                                 Senior Vice President, Chief Financial Officer










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                             Exhibit Index - Page 3

                                  EXHIBIT INDEX



     Exhibit
     Number      Description
     ------      -----------


        99       Hershey Foods Corporation press release dated January 2, 2003.
















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